Financial Results for First Quarter Ended April 1, 2018 Pilgrim’s Pride Corporation (NASDAQ: PPC)

Cautionary Notes and Forward-Looking Statements  Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.. 222

2018 Pullet Placements Down 1.9% YTD IntendedIntended Pullet Pullet Placements Placements 8,500 8,000 7,500 7,000 6,500 ThousandHead 6,000 5,500 5,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 5 year avg.  Pullet placements were slightly down YOY recently but have been up through end of last year to support decreased flock productivity and new plants for 2018/ 2019. Source: USDA 333

Layer Growth Needed to Counter Decline in Egg Productivity Broiler Type Hatching Layers Egg Production per 100 Layers 60,000 2,000 59,000 1,950 58,000 1,900 57,000 1,850 56,000 1,800 55,000 1,750 Eggs 54,000 1,700 ThousandHead 53,000 1,650 52,000 1,600 51,000 1,550 50,000 1,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 5 year avg. 2017 2018 5 year avg.  Hatching layers are up to counter less productive new breed and older flock, both of which generate fewer eggs per bird. Source: USDA 444

Hatchery Utilization Remains Close to Peak Levels Hatchery Utilization 94.00% 93.00% 92.00% 91.00% 90.00% % 89.00% 88.00% 87.00% 86.00% 85.00% 84.00% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2016 2017 2018 5 year avg. Source: Agristats 555

+2.4% Increase in Egg Sets Required to Offset Lower Hatch Chicken Egg Sets Chicken Hatchability by Week - USDA by Week - USDA 240,000 85.0% 230,000 84.0% 83.0% 220,000 82.0% 210,000% 81.0% 200,000 80.0% 190,000 ThousandsEggs of 79.0% 180,000 78.0% 170,000 77.0% 5 Year Range 2016 2017 2018 5 year avg 5 Year Range 2016 2017 2018 5 year avg Source: USDA 666

2018 YTD Chick Placements Modestly Higher Chicken Broiler Placed by Week- USDA 190,000 185,000 180,000 175,000 170,000 Head (000) 165,000 160,000 Source: USDA 777

Net Increase into Jumbo Bird in 2018 on New Capacity Despite Some Conversions to Case Ready Head Processed by Size 100% 15% 16% 90% 18% 20% 21% 21% 21% 21% 80% 19% 19% 70% 19% 19% 21% 23% 24% 23% 60% 50% 43% 41% 35% 35% 32% 40% 31% 30% 33% 30% 20% 27% 26% 26% 25% 10% 23% 24% 25% 23% 0% 2011 2012 2013 2014 2015 2016 2017 2018 YTD <4.25 Lbs. 4.26-6.25 Lbs. 6.26-7.75 Lbs. >7.75 Lbs. Source: USDA 888

Cold Storage Inventories Increase Primarily Driven by “Other” Category Total Chicken Inventories (000 Lbs.) 950,000 900,000 850,000 800,000 750,000 700,000 650,000 600,000 550,000 500,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2016 2017 2018 5 Year Average  Overall inventories rose in Mar mostly driven by large increase in “Other” products; LQ and Legs ended the month down vs. Mar 2017. Source: USDA 999

Prices in 2018 in Line with Seasonality But Lower than Last Year Cutout Value 110.00 100.00 90.00 80.00 Cents/Lb 70.93 70.00 60.00 50.00 1/6 2/3 3/3 6/9 7/7 8/4 9/1 1/20 2/17 3/17 3/31 4/14 4/28 5/12 5/26 6/23 7/21 8/18 9/15 9/29 12/8 10/13 10/27 11/10 11/24 12/22 5 Year Range 2016 2017 2018 5 Year Avg Source: PPC 101010

Tenders and Breast Close to Seasonal Norms; LQ Consistent, Wings Below Last 2 Yrs USDAUSDA Boneless/Skinless Boneless/Skinless Breast Breast NE NE USDAUSDA Tenders Tenders NE NE 215.00 255.00 195.00 235.00 215.00 175.00 195.00 155.00 133.57 175.00 167.82 Cents/Lb 135.00 155.00 Cents/Lb 135.00 115.00 115.00 95.00 95.00 75.00 75.00 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2016 2017 2018 5 Year Average 5 Year Range 2016 2017 2018 5 Year Average USDAUSDA Leg Leg Quarters Quarters NE USDAUSDA Whole Whole Wings Wings NE NE 60.00 240.00 55.00 220.00 50.00 45.00 40.18 200.00 40.00 180.00 35.00 Cents/Lb 30.00 Cents/Lb 160.00 25.00 140.00 143.33 20.00 15.00 120.00 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2016 2017 2018 5 Year Average 5 Year Range 2016 2017 2018 5 Year Average Source: USDA 111111

Small Bird Stronger than Last Year and Above 5-yr Average EMI WOG 2.5-4.0 LBS 120.00 110.00 101.67 100.00 90.00 Cents/Lb. 80.00 70.00 60.00 1/5 2/2 3/2 6/8 7/6 8/3 1/19 2/16 3/16 3/30 4/13 4/27 5/11 5/25 6/22 7/20 8/17 8/31 9/14 9/28 11/9 12/7 10/12 10/26 11/23 12/21 5 Year Range 2016 2017 2018 5 Year Average Source: EMI 121212

Corn Stocks to Remain at High Levels in ’17/18 Global Corn Stocks Excluding China Global Corn Stocks/Use (Million Metric Tons) 17.0% Excluding China 140 15.8% 130.2 16.0% 130 14.9% 118.2 15.0% 120 14.4% 109.4 14.1% 14.0% 14.2% 110 103.2 14.0% 13.7% 94.1 100 92.8 93.7 89.9 13.0% 12.6% 90 12.4% 78.5 11.7% 80 72.2 73.4 12.0% 67.9 70 11.0% 10.6% 60 10.2% 50 10.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017p 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017p  2017 stocks projected to be fall, but ample supply remains available.  Stocks/use projected to tighten in 2018. Source: USDA 131313

Global Soybean Inventories Projected Well Above Average Global Soybean Stocks Global Soybean Stocks/Use (Million Metric Tons) 120 35.0% 33.0% 96.7 100 90.8 31.0% 29.4% 27.8% 78.5 29.0% 27.6% 77.5 26.5% 80 27.0% 25.7% 69.9 25.0% 25.0% 62.7 61.8 25.0% 59.5 23.0% 60 52.8 52.9 57.4 22.4% 53.4 23.0% 22.0% 44.0 20.8% 21.0% 19.9% 40 19.0% 17.0% 20 15.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017p 0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017p  Stocks are projected to remain well supplied in ’17/’18, at 90.8 MMT.  USDA forecasts continued growth in oilseed demand in 2018 . Source: USDA 141414

First Quarter 2018 Financial Review  US business units solid, strong Main Indicators ($M)** Q1-18 Q1-17 performance in MX on market improvements and success of new Net Revenue 2,746.7 2,479.3 product portfolio, UK/Europe stable. Gross Profit 287.7 256.5  SG&A lower due to realized synergies SG&A 86.1 89.8 despite more brand investments in US Operating Income 201.6 166.7 and MX. Interest impacted by MP bond Net Interest 48.7 18.7 refinancing but improves terms for Net Income 119.4 93.9 future. Earnings Per Share  Adjusted Q1-18 EBITDA improvement vs 0.48 0.38 (EPS) Q1-17 shows strength and diversity of Adjusted EBITDA* 271.8 228.5 portfolio despite market conditions. Adjusted EBITDA 9.9% 9.2% In $M U.S. EU MX Margin* * This is a non-GAAP measurement considered by management to be Net Revenue 1,841.1 544.3 361.3 useful in understanding our results. Please see the appendix and most Operating Income 127.3 21.4 52.9 recent SEC financial filings for definition of this measurement and reconciliation to GAAP. Operating Income 6.9% 3.9% 14.6% ** Consolidated results include full-quarter of Moy Park, in accordance to Margin U.S. GAAP. Source: PPC 151515

First Quarter 2018 Capital Spending CapexCapex (US$M) (US$M)  Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects.  New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets by yielding a more differentiated portfolio. Source: PPC 161616

Investor Relations Contact Investor Relations: Dunham Winoto Director, Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 171717

APPENDIX 181818

Appendix: EBITDA Reconciliation “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Thirteen Weeks Ended April 1, 2018 March 26, 2017 (In thousands) Net income $ 119,224 $ 100,738 Add: Interest expense, net 48,710 18,744 Income tax expense (benefit) 36,997 49,394 Depreciation and amortization 69,201 62,672 Minus: Amortization of capitalized financing costs 1,757 3,210 EBITDA 272,375 228,338 Add: Foreign currency transaction losses (gains) (1,721) 691 Acquisition charges 179 — Restructuring charges 789 — Minus: Net income (loss) attributable to noncontrolling interest (194) 542 Adjusted EBITDA $ 271,816 $ 228,487 Source: PPC. Source: PPC 191919

Appendix: EBITDA Margin Reconciliation EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by Net Revenue for the applicable period. PILGRIM'S PRIDE CORPORATION Reconciliation of EBITDA Margin (Unaudited) Thirteen Weeks Ended Thirteen Weeks Ended March 26, April 1, 2018 March 26, 2017 April 1, 2018 2017 (In thousands) Net income from continuing operations $ 119,224 $ 100,738 4.34% 4.06 % Add: Interest expense, net 48,710 18,744 1.77% 0.76 % Income tax expense 36,997 49,394 1.35% 1.99 % Depreciation and amortization 69,201 62,672 2.52% 2.53 % Minus: Amortization of capitalized financing costs 1,757 3,210 0.06% 0.13 % EBITDA 272,375 228,338 9.92% 9.22 % Add: Foreign currency transaction losses (gains) (1,721) 691 (0.06)% 0.03 % Acquisition charges 179 — 0.01% — % Restructuring charges 789 — 0.03% — % Minus: Net income (loss) attributable to noncontrolling interest (194) 542 (0.01)% 0.02 % Adjusted EBITDA $ 271,816 $ 228,487 9.90% 9.23 % Net Revenue: $ 2,746,678 $ 2,479,340 $ 2,746,678 $ 2,479,340 Source: PPC. Source: PPC 202020

Appendix: Reconciliation of Adjusted Earnings A reconciliation of net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share to adjusted net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Earnings (Unaudited) Thirteen Weeks Ended April 1, March 26, 2018 2017 (In thousands, except per share data) Net income (loss) attributable to Pilgrim's Pride Corporation $ 119,418 $ 93,921 Loss on early extinguishment of debt 12,895 — Acquisition and restructuring charges, net of taxes 968 — Foreign currency transaction losses (gains) (1,721) 691 Income (loss) before loss on early extinguishment of debt and foreign currency transaction losses (gains) 131,560 94,612 Weighted average diluted shares of common stock outstanding 248,989 248,926 Income (loss) before loss on early extinguishment of debt and foreign currency transaction losses (gains) per common diluted share $ 0.53 $ 0.38 Source: PPC. Source: PPC 212121

Appendix: Adjusted EPS Bridge A reconciliation of GAAP earnings per share (EPS) to adjusted earnings per share (EPS) is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Thirteen Weeks Ended April 1, 2018 March 26, 2017 (In thousands, except per share data) GAAP EPS $ 0.48 $ 0.38 Loss on early extinguishment of debt 0.05 — Acquisition and restructuring charges, net of taxes 0.01 — Foreign currency transaction losses (gains) (0.01) — Adjusted EPS $ 0.53 $ 0.38 Weighted average diluted shares of common stock outstanding 248,989 248,926 Source: PPC. Source: PPC 222222

Appendix: Segment and Geographic Data PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data Thirteen Weeks Ended April 1, 2018 March 26, 2017 (Unaudited) (In thousands) Sources of net sales by country of origin: US: $ 1,841,105 $ 1,736,405 Europe: 544,300 458,848 Mexico: 361,273 284,087 Total net sales: $ 2,746,678 $ 2,479,340 Sources of cost of sales by country of origin: US: $ 1,658,734 $ 1,548,099 Europe: 501,568 417,518 Mexico: 298,735 257,212 Elimination: (24) (24) Total cost of sales: $ 2,459,013 $ 2,222,805 Sources of gross profit by country of origin: US: $ 182,370 $ 188,306 Europe: 42,733 41,330 Mexico: 62,538 26,875 Elimination: 24 24 Total gross profit: $ 287,665 $ 256,535 Sources of operating income by country of origin: US: $ 127,286 $ 133,556 Europe 21,413 14,372 Mexico: 52,870 18,772 Elimination: 24 24 Total operating income: $ 201,593 $ 166,724 Source: PPC. Source: PPC 232323